Long-term Investments - Schedule of Available-for-Sale Debt Investments Measured at Fair Value and Consist of Convertible Debt Instruments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Schedule of Investments [Abstract]
Cost or Amortized cost	¥ 319,975	$ 46,392	¥ 76,500
Gross unrealized gains	176,219	25,549	3,780
Gross unrealized losses	(10,870)	(1,576)	(2,425)
Fair value	¥ 485,324	$ 70,365	¥ 77,855